Exhibit 99.1
FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Second Quarter 2009 EPS of $0.13 Per Share
Company announces:
•	year-over-year revenue growth,

•	increase in tangible common equity levels to 8.36 percent,

•	increase in allowance for credit losses to 1.64 percent, and

•	reduction in nonperforming assets of 3.79 percent
Akron, Ohio (July 28, 2009) — FirstMerit Corporation (Nasdaq: FMER) reported second quarter 2009 net income of $15.5 million, or $0.13 per diluted share. This compares with $29.4 million, or $0.34 per diluted share, for the first quarter 2009 and $29.2 million, or $0.36 per diluted share, for the second quarter 2008. Included in the second quarter 2009 results was a $3.7 million after-tax FDIC Special Assessment fee ($0.04 per share). Also included in the second quarter 2009 results was a $4.5 million after-tax expense ($0.06 per share) associated with the unamortized discount on the preferred stock under the TARP program. The Company’s provision for loan losses in the second quarter 2009 exceeded net charge-offs by $5.0 million. The after-tax impact to net income from this reserve build action was $3.6 million ($0.04 per share).
     On April 22, FirstMerit repurchased all of the $125 million in preferred, non-voting stock that was sold to the Treasury Department under the Capital Purchase Program (“CPP”) under the Troubled Asset Relief Program (“TARP”). On May 27, 2009, FirstMerit repurchased a warrant to issue common shares which was issued to the Treasury for $5.0 million. This action completes FirstMerit’s participation in CPP under TARP.
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FirstMerit Reports Second Quarter 2009 EPS Results / Page 2
     “Our second quarter results reflect solid performance that confirms FirstMerit’s position as the strong and stable bank of choice in northeast Ohio. Remaining focused on sound banking fundamentals and pursuing strategies for consistent and sustainable profitability resulted in increased revenue, better-than-peer credit quality, well-managed expenses and a strong balance sheet,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation. “In a challenging operating environment, our efforts once again produced increased revenue over the prior-year quarter.”
     “Our increased capital levels provide us with additional support in this uncertain economy and position us to take advantage of growth opportunities in and around our core markets,” Greig said. “During this past quarter, we enhanced our already strong balance sheet by adding $61 million of tangible common equity generated by our at-the-market stock offering”
     Returns on average common equity (“ROE”) and average assets (“ROA”) for the second quarter 2009 were 6.27% and 0.57%, respectively, compared with 12.39% and 1.07% for the first quarter 2009 and 12.31% and 1.11% for the second quarter 2008.
     Net interest margin was 3.56% for the second quarter of 2009 compared with 3.53% for the first quarter of 2009 and 3.69% for the second quarter of 2008. The margin expansion in the quarter was primarily driven by lower funding costs due to a continued shift in deposit mix with increased emphasis on core deposit products and lower certificate of deposit balances.
     Average loans during the second quarter of 2009 decreased $134.3 million, or 1.82%, compared to the first quarter of 2009 and increased $106.1 million, or 1.49%, compared with the second quarter of 2008. The increase in the second quarter 2009 as compared to second quarter 2008 was due to commercial loan growth of $193.8 million, or 4.76%. The reduction in loans in the second quarter of 2009 compared to the prior quarter reflects the current economic cycle in which business owners have reduced inventory and receivables and are focused on paying down existing debt.
     During the second quarter of 2009 the Company increased its average core deposits, which excludes time deposits, by $311.9 million, or 6.16%, compared with the first quarter of 2009, and $778.1 million, or 16.93%, compared with the second quarter of 2008. Average deposits during the second quarter of 2009 decreased $29.3 million, or 0.38%, compared with the first quarter of 2009 and increased $275.3 million, or 3.75%, compared with the second quarter of 2008.
     Average investments decreased $51.1 million, or 1.83%, compared with the first quarter of 2009 and increased $218.3 million, or 8.68%, over the second quarter of 2008. The decrease in the quarter was primarily attributable to principal repayment on mortgage-backed securities. The year-over-year increase is a result of the leverage strategy implemented in the fourth quarter of 2008.
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FirstMerit Reports Second Quarter 2009 EPS Results / Page 3
     Net interest income on a fully tax-equivalent (“FTE”) basis was $88.8 million in the second quarter 2009 compared with $88.6 million in the first quarter of 2009 and $89.0 million in the second quarter of 2008. Compared with the first quarter of 2009, average earning assets decreased $188.0 million, or 1.84% and increased $297.0 million, or 3.06% compared to the second quarter of 2008.
     Noninterest income net of securities transactions for the second quarter of 2009 was $49.7 million, a decrease of $5.5 million, or 10.00%, from the first quarter of 2009 and an increase of $1.0 million, or 1.96%, from the second quarter of 2008. Noninterest income in the first quarter of 2009 included a one-time $9.5 million gain due to curtailment of the postretirement medical benefit plan for active employees.
     Other income, net of securities gains, as a percentage of net revenue for the second quarter of 2009 was 35.87% compared with 38.39% for first quarter of 2009 and 35.38% for the second quarter of 2008. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
     Noninterest expense for the second quarter of 2009 was $90.6 million, an increase of $7.4 million, or 8.85%, from the first quarter of 2009 and an increase of $10.0 million, or 12.43%, from the second quarter of 2008. Included in the second quarter 2009 expenses was the FDIC Special Assessment fee of $5.1 million.
     The reported efficiency ratio for the second quarter of 2009 was 65.34%, compared with 57.81% for the first quarter of 2009 and 58.38% for the second quarter of 2008. Absent the $5.1 million FDIC Special Assessment fee, the efficiency ratio is 61.66%.
     Net charge-offs totaled $21.6 million, or 1.19% of average loans, in the second quarter of 2009 compared with $15.6 million, or 0.86% of average loans, in the first quarter 2009 and $10.7 million, or 0.60% of average loans, in the second quarter of 2008.
     Nonperforming assets at June 30, 2009 represented 1.03% of period-end loans plus other real estate compared with 1.04% at March 31, 2009 and 0.57% at June 30, 2008. Nonperforming assets totaled $73.4 million at June 30, 2009, an increase of $31.7 million compared with June 30, 2008. Significantly, nonperforming assets in second quarter 2009 decreased $2.9 million, or 3.79%, from first quarter 2009. This decrease reflects strong workout and collection activity coupled with timely charge-off recognition.
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FirstMerit Reports Second Quarter 2009 EPS Results / Page 4
     The allowance for loan losses totaled $111.2 million at June 30, 2009, an increase of $5.0 million from March 31, 2009. Given the current economic environment, the Company has continued a strategy to build reserve levels and year-to-date has provided $7.6 million in excess of net charge-offs to the allowance for loan losses. At June 30, 2009, the allowance for loan losses was 1.56% of period-end loans compared with 1.45% at March 31, 2009 and 1.36% at June 30, 2008. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.64% at June 30, 2009, compared with 1.53% at March 31, 2009 and 1.46% at June 30, 2008. The allowance for credit losses to nonperforming loans was 184.71% at June 30, 2009, compared with 159.93% at March 31, 2009 and 288.50% at June 30, 2008. Given the current environment, management increased the allowance for loan losses at June 30, 2009 The increase in the allowance for loan losses in second quarter 2009 is attributable to the migration of some commercial credits within pass credit categories to higher risk levels as well as the consumer retail portfolio showing additional stress related to unemployment rates under current economic conditions.
     The Company’s total assets at June 30, 2009 were $10.7 billion, a decrease of $275.2 million, or 2.51%, compared with March 31, 2009 and an increase of $132.2 million, or 1.25%, compared with June 30, 2008. The decrease in total assets compared with March 31, 2009, was due to a $205 million decrease in total loans and the $125 repurchase of TARP preferred shares. These reductions were partially offset by the $61 million of equity raised through the Company’s at-the-market stock offering. Growth in investment securities of $233.6 million, or 9.46%, in the fourth quarter of 2008, compared with June 30, 2008, provided the majority of the overall asset growth. Total loans decreased $205.6 million compared with March 31, 2009.
     Total deposits were $7.5 billion at June 30, 2009, a decrease of $227.0 million, or 2.96%, from March 31, 2009 and an increase of $174.0 million, or 2.39%, from June 30, 2008. The increase compared with June 30, 2008 was driven by an overall increase in savings and demand deposits. Core deposits totaled $5.4 billion at June 30, 2009, an increase of $103.4 million, or 1.96%, from March 31, 2009 and an increase of $741.2 million, or 15.96%, from June 30, 2008.
     Shareholders’ equity was $1,022.6 million at June 30, 2009, compared with $1,084.3 million at March 31, 2009 and $924.4 million at June 30, 2008. The Company increased its strong capital position as tangible common equity to assets was 8.36% at June 30, 2009, compared with 7.56% and 7.52% at March 31, 2009 and June 30, 2008, respectively. The common dividend per share paid in the second quarter 2009 was $0.16 as well as a $0.13 per share dividend of common stock.
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FirstMerit Reports Second Quarter 2009 EPS Results / Page 5
     During the second quarter of 2009, the Company entered into a Distribution Agency Agreement with Credit Suisse Securities (USA) LLC pursuant to which the Company, from time to time, offered and sold shares of the Corporation’s common stock. Sales of the Common Shares were made by means of ordinary brokers’ transactions on the Nasdaq Global Select Market at market prices, in block transaction or as otherwise agreed with Credit Suisse. During this time, 3.3 million shares were sold at an average market value net of broker’s fees of $18.36 per share.
Second Quarter 2009 Conference Call
FirstMerit will host an earnings conference call on July 28, 2009, at 2:00 p.m. EDT to provide an overview of first quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 18105340. A replay of the conference call will be available at approximately 5:00 p.m., on July 28, 2009 through August 4, 2009, by dialing (800) 642-1687, and entering the PIN: 18105340.
About FirstMerit
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.7 billion as of June 30, 2009 and 155 banking offices and 176 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
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FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights
(Unaudited)
(Dollars in thousands)

	Quarters
	2009	2009	2008	2008	2008
EARNINGS	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Net interest income FTE (a)	$88,806	$88,577	$94,855	$92,659	$88,956
Provision for loan losses	26,521	18,065	16,986	15,531	14,565
Other income	50,845	55,188	52,795	47,029	48,758
Other expenses	90,564	83,203	88,240	80,609	80,550
FTE adjustment (a)	1,691	1,683	1,617	1,538	1,425
Net income	15,495	29,434	29,136	29,753	29,153
Diluted EPS (b)	0.13	0.34	0.36	0.37	0.36

PERFORMANCE RATIOS
Return on average assets (ROA)	0.57%	1.07%	1.08%	1.12%	1.11%
Return on average common equity (ROE)	6.27%	12.39%	12.47%	12.73%	12.31%
Net interest margin FTE (a)	3.56%	3.53%	3.82%	3.78%	3.69%
Efficiency ratio	65.34%	57.81%	60.34%	57.64%	58.38%
Number of full-time equivalent employees	2,540	2,562	2,575	2,614	2,679

MARKET DATA
Book value/common share	$11.99	$11.84	$11.58	$11.44	$11.43
Period-end common share mkt value	17.00	18.20	20.59	21.00	16.31
Market as a % of book	142%	154%	178%	184%	143%
Cash dividends/common share	$0.16	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	84.21%	80.56%	80.56%	78.38%	80.56%
Average basic common shares (b)	83,317	81,725	81,404	81,301	81,287
Average diluted common shares (b)	83,325	81,734	81,413	81,328	81,330
Period end common shares	85,266	81,417	80,960	80,974	80,846
Common shares repurchased	61	45	19	3	34
Common stock market capitalization	$1,449,522	$1,481,789	$1,666,966	$1,700,454	$1,318,598

ASSET QUALITY
Gross charge-offs	$24,726	$18,936	$17,932	$14,957	$14,830
Net charge-offs	21,556	15,565	15,236	11,763	10,737
Allowance for loan losses	111,222	106,257	103,757	102,007	98,239
Reserve for unfunded lending commitments	6,054	6,019	6,588	6,493	7,310
Nonperforming assets (NPAs)	73,351	76,243	57,526	43,491	41,639
Net charge-offs/average loans ratio	1.19%	0.86%	0.82%	0.64%	0.60%
Allowance for loan losses/period-end loans	1.56%	1.45%	1.40%	1.38%	1.36%
Allowance for credit losses/period-end loans	1.64%	1.53%	1.49%	1.47%	1.46%
NPAs/loans and other real estate	1.03%	1.04%	0.77%	0.59%	0.57%
Allowance for loan losses/nonperforming loans	175.17%	151.35%	198.76%	264.45%	268.52%
Allowance for credit losses/nonperforming loans	184.71%	159.93%	211.38%	281.28%	288.50%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	8.36%	7.60%	7.27%	7.45%	7.52%
Average equity to assets	9.37%	9.66%	8.66%	8.79%	9.06%
Average equity to loans	14.07%	14.54%	12.62%	12.76%	13.34%
Average loans to deposits	95.17%	96.56%	96.01%	99.40%	97.29%

AVERAGE BALANCES
Assets	$10,884,228	$11,115,042	$10,731,029	$10,569,496	$10,520,469
Deposits	7,614,826	7,644,118	7,672,560	7,326,364	7,339,506
Loans	7,246,752	7,381,019	7,366,246	7,282,333	7,140,627
Earning assets	10,001,266	10,189,233	9,876,488	9,755,812	9,704,252
Shareholders’ equity	1,019,628	1,073,276	929,788	929,495	952,769

ENDING BALANCES
Assets	$10,696,962	$10,972,176	$11,100,026	$10,684,845	$10,564,752
Deposits	7,451,220	7,678,213	7,597,679	7,430,556	7,277,184
Loans	7,145,146	7,350,763	7,425,613	7,381,592	7,240,882
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,229	1,316	1,403	1,490	1,577
Earning assets	9,869,183	10,108,403	10,209,602	9,840,951	9,724,859
Total shareholders’ equity	1,022,647	1,084,269	937,843	926,078	924,429

NOTES:

(a)	— Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b)	— Average outstanding shares and per share data restated to reflect the effect of a stock dividend declared April 28, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited, except December 31, 2008, which is derived from the audited financial statements)

	June 30,	December 31,	June 30,
	2009	2008	2008
ASSETS
Cash and due from banks	$156,590	$178,406	$195,930
Investment securities (at fair value)	2,703,257	2,772,848	2,469,692
Loans held for sale	20,780	11,141	14,285
Loans:
Commercial loans	4,181,857	4,352,730	4,136,273
Mortgage loans	503,890	547,125	569,516
Installment loans	1,497,211	1,574,587	1,619,383
Home equity loans	754,110	733,832	697,729
Credit card loans	148,104	149,745	146,727
Leases	59,974	67,594	71,254

Total loans	7,145,146	7,425,613	7,240,882
Less allowance for loan losses	(111,222)	(103,757)	(98,239)

Net loans	7,033,924	7,321,856	7,142,643
Premises and equipment, net	127,284	133,184	126,021
Goodwill	139,245	139,245	139,245
Intangible assets	1,229	1,403	1,577
Accrued interest receivable and other assets	514,653	541,943	475,359

Total assets	$10,696,962	$11,100,026	$10,564,752

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,885,087	$1,637,534	1,576,584
Demand-interest bearing	648,132	666,615	698,829
Savings and money market accounts	2,851,236	2,512,331	2,367,825
Certificates and other time deposits	2,066,765	2,781,199	2,633,946

Total deposits	7,451,220	7,597,679	7,277,184

Securities sold under agreements to repurchase	1,069,945	921,390	1,239,925
Wholesale borrowings	924,438	1,344,195	953,759
Accrued taxes, expenses, and other liabilities	228,712	298,919	169,455

Total liabilities	9,674,315	10,162,183	9,640,323

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—	—
Fixed-Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 liquidation preference; authorized and issued 125,000 shares	—	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at June 30, 2009, December 31, 2008 and June 30, 2008	127,937	127,937	127,937
Capital surplus	45,674	94,802	93,267
Accumulated other comprehensive loss	(33,431)	(54,080)	(51,434)
Retained earnings	1,055,283	1,053,435	1,041,473
Treasury stock, at cost, 6,760,676, 11,066,108 and 11,180,046 shares at June 30, 2009, December 31, 2008 and June 30, 2008, respectively	(172,816)	(284,251)	(286,814)

Total shareholders’ equity	1,022,647	937,843	924,429

Total liabilities and shareholders’ equity	$10,696,962	$11,100,026	$10,564,752

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	Quarterly Periods
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
ASSETS
Cash and due from banks	$194,381	$209,922	$192,804	$171,370	$173,044
Investment securities/fed funds sold	2,733,871	2,784,966	2,501,346	2,461,431	2,515,546
Loans held for sale	20,643	23,248	8,896	12,048	48,079
Loans:
Commercial loans	4,263,114	4,337,108	4,273,123	4,168,951	4,069,305
Mortgage loans	513,982	536,498	555,713	569,293	577,178
Installment loans	1,512,929	1,558,374	1,596,053	1,617,265	1,584,825
Home equity loans	749,097	736,956	722,466	709,365	692,567
Credit card loans	146,589	146,355	150,133	147,924	147,242
Leases	61,041	65,728	68,758	69,535	69,510

Total loans	7,246,752	7,381,019	7,366,246	7,282,333	7,140,627
Less allowance for loan losses	104,864	102,533	100,898	98,091	94,002

Net loans	7,141,888	7,278,486	7,265,348	7,184,242	7,046,625

Total earning assets	10,001,266	10,189,233	9,876,488	9,755,812	9,704,252

Premises and equipment, net	129,433	132,156	130,511	127,267	126,488
Accrued interest receivable and other assets	664,012	686,264	632,124	613,138	610,687

TOTAL ASSETS	$10,884,228	$11,115,042	$10,731,029	$10,569,496	$10,520,469

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,891,792	$1,767,885	$1,607,901	$1,545,427	$1,518,841
Demand-interest bearing	671,235	655,279	658,208	678,803	709,922
Savings and money market accounts	2,810,155	2,638,166	2,534,702	2,373,995	2,366,296
Certificates and other time deposits	2,241,644	2,582,788	2,871,749	2,728,139	2,744,447

Total deposits	7,614,826	7,644,118	7,672,560	7,326,364	7,339,506

Securities sold under agreements to repurchase	945,178	941,112	1,168,438	1,504,011	1,312,436
Wholesale borrowings	1,019,786	1,151,777	766,358	634,226	711,132

Total funds	9,579,790	9,737,007	9,607,356	9,464,601	9,363,074
Accrued taxes, expenses and other liabilities	284,810	304,759	193,885	175,400	204,626

Total liabilities	9,864,600	10,041,766	9,801,241	9,640,001	9,567,700

SHAREHOLDERS’ EQUITY
Preferred stock	27,850	109,807	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Common stock warrant	2,820	4,175	—	—	—
Capital surplus	63,457	86,872	93,761	93,381	92,313
Accumulated other comprehensive (loss) income	(35,569)	(49,477)	(62,018)	(54,000)	(40,757)
Retained earnings	1,056,739	1,069,948	1,053,992	1,048,452	1,059,840
Treasury stock	(223,606)	(275,986)	(283,884)	(286,275)	(286,564)

Total shareholders’ equity	1,019,628	1,073,276	929,788	929,495	952,769

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,884,228	$11,115,042	$10,731,029	$10,569,496	$10,520,469

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND
SUBSIDIARIES
(Dollars in thousands)

	Three months ended			Year ended			Three months ended
	June 30, 2009			December 31, 2008			June 30, 2008
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$194,381			$177,089			$173,044
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,205,221	24,455	4.45%	1,985,026	94,260	4.75%	2,021,209	23,609	4.70%
Obligations of states and political subdivisions (tax exempt)	316,703	4,910	6.22%	294,724	17,910	6.08%	279,757	4,270	6.14%
Other securities and federal funds sold	211,947	2,204	4.17%	216,794	11,326	5.22%	214,580	2,777	5.21%

Total investment securities and federal funds sold	2,733,871	31,569	4.63%	2,496,544	123,496	4.95%	2,515,546	30,656	4.90%

Loans held for sale	20,643	277	5.38%	29,419	1,602	5.45%	48,079	651	5.45%
Loans	7,246,752	86,004	4.76%	7,203,946	434,704	6.03%	7,140,627	105,889	5.96%

Total earning assets	10,001,266	117,850	4.73%	9,729,909	559,802	5.75%	9,704,252	137,196	5.69%

Allowance for loan losses	(104,864)			(96,714)			(94,002)
Other assets	793,445			739,158			737,175

Total assets	$10,884,228			$10,549,442			$10,520,469

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,891,792	—	—	$1,530,021	—	—	$1,518,841	—	—
Demand — interest bearing	671,235	159	0.10%	687,160	2,514	0.37%	709,922	591	0.33%
Savings and money market accounts	2,810,155	5,452	0.78%	2,398,778	29,839	1.24%	2,366,296	6,500	1.10%
Certificates and other time deposits	2,241,644	15,325	2.74%	2,801,623	105,853	3.78%	2,744,447	26,587	3.90%

Total deposits	7,614,826	20,936	1.10%	7,417,582	138,206	1.86%	7,339,506	33,678	1.85%

Securities sold under agreements to repurchase	945,178	1,211	0.51%	1,343,441	31,857	2.37%	1,312,436	8,319	2.55%
Wholesale borrowings	1,019,786	6,897	2.71%	663,109	27,574	4.16%	711,132	6,243	3.53%

Total interest bearing liabilities	7,687,998	29,044	1.52%	7,894,111	197,637	2.50%	7,844,233	48,240	2.47%

Other liabilities	284,810			189,222			204,626

Shareholders’ equity	1,019,628			936,088			952,769

Total liabilities and shareholders’ equity	$10,884,228			$10,549,442			$10,520,469

Net yield on earning assets	$10,001,266	88,806	3.56%	$9,729,909	362,165	3.72%	$9,704,252	88,956	3.69%

Interest rate spread			3.21%			3.25%			3.22%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands except per share data)

	Quarters ended		Six months ended
	June 30,		June 30,
	2009	2008	2009	2008
Interest income:
Interest and fees on loans, including held for sale	$86,247	$106,516	174,046	$222,804
Interest and dividends on investment securities and federal funds sold	29,912	29,255	61,469	58,491

Total interest income	116,159	135,771	235,515	281,295

Interest expense:
Interest on deposits:
Demand-interest bearing	159	591	314	1,555
Savings and money market accounts	5,452	6,500	10,829	16,143
Certificates and other time deposits	15,325	26,587	33,913	58,574
Interest on securities sold under agreements to repurchase	1,211	8,319	2,210	19,861
Interest on wholesale borrowings	6,897	6,243	14,240	13,332

Total interest expense	29,044	48,240	61,506	109,465

Net interest income	87,115	87,531	174,009	171,830
Provision for loan losses	26,521	14,565	44,586	26,086

Net interest income after provision for loan losses	60,594	72,966	129,423	145,744

Other income:
Trust department income	5,438	5,824	10,228	11,274
Service charges on deposits	15,853	16,028	30,016	30,764
Credit card fees	11,668	12,146	22,752	23,303
ATM and other service fees	2,839	2,770	5,445	5,564
Bank owned life insurance income	2,985	3,217	6,000	6,418
Investment services and insurance	2,270	2,790	5,188	5,655
Investment securities gains, net	1,178	47	1,178	571
Loan sales and servicing income	3,791	1,885	6,126	3,276
Gain on Visa Inc. redemption	—	—	—	7,898
Gain on post medical retirement curtailment	—	—	9,543	—
Other operating income	4,823	4,051	9,557	6,889

Total other income	50,845	48,758	106,033	101,612

Other expenses:
Salaries, wages, pension and employee benefits	44,125	44,364	86,807	87,429
Net occupancy expense	5,858	6,204	12,729	12,958
Equipment expense	6,212	5,842	12,009	12,036
Stationery, supplies and postage	2,051	2,242	4,326	4,567
Bankcard, loan processing and other costs	7,862	7,356	15,704	14,600
Professional services	2,856	2,581	6,336	4,468
Amortization of intangibles	87	177	174	400
Other operating expense	21,513	11,784	35,682	25,326

Total other expenses	90,564	80,550	173,767	161,784

Income before federal income tax expense	20,875	41,174	61,689	85,572
Federal income tax expense	5,380	12,021	16,760	24,976

Net income	$15,495	$29,153	44,929	$60,596

Other comprehensive income, net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$6,246	$(22,119)	22,063	$(10,510)
Unrealized hedging gain (loss), net of taxes	—	1,419	(94)	786
Minimum pension liability adjustment, net of taxes	(277)	873	(554)	1,746
Less: reclassification adjustment for securities’ gain realized in net income, net of taxes	766	31	766	371

Total other comprehensive gain (loss), net of taxes	5,203	(19,858)	20,649	(8,349)

Comprehensive income	$20,698	$9,295	65,578	$52,247

Net income applicable to common shares	$10,995	$29,153	38,558	$60,596

Net income used in diluted EPS calculation	$10,995	$29,154	38,558	$60,601

Weighted average number of common shares outstanding — basic *	83,317	81,287	82,310	80,972

Weighted average number of common shares outstanding — diluted *	83,325	81,330	82,318	81,030

Basic earnings per share *	$0.13	$0.36	0.47	$0.75

Diluted earnings per share *	$0.13	$0.36	0.47	$0.75

Stock dividend per share	0.74%	—	0.74%	—

Dividend per share	$0.16	$0.29	0.45	$0.58

*	Average outstanding shares and per share data restated to reflect the effect of a stock dividend declared April 28, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS
(Unaudited)
(Dollars in thousands, except share data)

	Quarterly Results
	2009	2009	2008	2008	2008
	2nd Q	1st Q	4th Q	3rd Q	2nd Q
Interest and fees on loans, including held for sale	$86,247	$87,799	$105,463	$107,927	$106,516
Interest and dividends — securities and federal funds sold	29,912	31,557	29,918	29,223	29,255

Total interest income	116,159	119,356	135,381	137,150	135,771

Interest on deposits:
Demand-interest bearing	159	155	370	589	591
Savings and money market accounts	5,452	5,377	6,764	6,932	6,500
Certificates and other time deposits	15,325	18,588	23,816	23,463	26,587
Securities sold under agreements to repurchase	1,211	999	3,752	8,244	8,319
Wholesale borrowings	6,897	7,343	7,441	6,801	6,243

Total interest expense	29,044	32,462	42,143	46,029	48,240

Net interest income	87,115	86,894	93,238	91,121	87,531
Provision for loan losses	26,521	18,065	16,986	15,531	14,565

Net interest income after provision for loan losses	60,594	68,829	76,252	75,590	72,966

Other income:
Trust department income	5,438	4,790	5,291	5,562	5,824
Service charges on deposits	15,853	14,163	15,450	16,648	16,028
Credit card fees	11,668	11,084	11,667	12,084	12,146
ATM and other service fees	2,839	2,606	2,613	2,717	2,770
Bank owned life insurance income	2,985	3,015	2,451	3,139	3,217
Investment services and insurance	2,270	2,918	1,949	2,899	2,790
Investment securities gains, net	1,178	—	1,555	—	47
Loan sales and servicing income	3,791	2,335	2,294	1,370	1,885
Gain on Visa Inc.	—	—	5,768	—	—
Gain on post medical retirement curtailment	—	9,543	—	—	—
Other operating income	4,823	4,734	3,757	2,610	4,051

Total other income	50,845	55,188	52,795	47,029	48,758

Other expenses:
Salaries, wages, pension and employee benefits	44,125	42,682	46,991	45,043	44,364
Net occupancy expense	5,858	6,871	5,950	5,741	6,204
Equipment expense	6,212	5,797	6,139	5,962	5,842
Stationery, supplies and postage	2,051	2,275	2,458	2,347	2,242
Bankcard, loan processing and other costs	7,862	7,842	7,359	7,497	7,356
Professional services	2,856	3,480	3,261	3,966	2,581
Amortization of intangibles	87	87	87	86	177
Other operating expense	21,513	14,169	15,995	9,967	11,784

Total other expenses	90,564	83,203	88,240	80,609	80,550

Income before income tax expense	20,875	40,814	40,807	42,010	41,174
Federal income taxes	5,380	11,380	11,671	12,257	12,021

Net income	$15,495	$29,434	$29,136	$29,753	$29,153

Other comprehensive income (loss), net of taxes	5,203	15,446	5,110	(7,756)	(19,858)

Comprehensive income	$20,698	$44,880	$34,246	$21,997	$9,295

Net income applicable to common shares	$10,995	$27,563	$29,136	$29,753	$29,153

Adjusted net income used in diluted EPS calculation	$10,995	$27,563	$29,136	$29,753	$29,154

Weighted-average common shares — basic *	83,317	81,725	81,404	81,301	81,287

Weighted-average common shares — diluted *	83,325	81,734	81,413	81,328	81,330

Basic net income per share *	$0.13	0.34	0.36	$0.37	$0.36

Diluted net income per share *	$0.13	0.34	0.36	$0.37	$0.36

*	Average outstanding shares and per share data restated to reflect the effect of a stock dividend declared April 28, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION
(Unaudited, except December 31, 2008 annual period which
     is derived from the audited financial statements)
(Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30	Dec 31
	2009	2009	2008	2008	2008	2008
Allowance for Credit Losses
Allowance for loan losses, beginning of period	$106,257	$103,757	$102,007	$98,239	$94,411	$94,205
Provision for loan losses	26,521	18,065	16,986	15,531	14,565	58,603
Charge-offs	24,726	18,936	17,932	14,957	14,830	62,388
Recoveries	3,170	3,371	2,696	3,194	4,093	13,337

Net charge-offs	21,556	15,565	15,236	11,763	10,737	49,051

Allowance for loan losses, end of period	$111,222	$106,257	$103,757	$102,007	$98,239	$103,757

Reserve for unfunded lending commitments, beginning of period	$6,019	$6,588	$6,493	$7,310	$7,903	$7,394
Provision for credit losses	35	(569)	95	(817)	(593)	(806)

Reserve for unfunded lending commitments, end of period	$6,054	$6,019	$6,588	$6,493	$7,310	$6,588

Allowance for Credit Losses	$117,276	$112,276	$110,345	$108,500	$105,549	$110,345

Ratios

Provision for loan losses as a % of average loans	1.47%	0.99%	0.92%	0.85%	0.82%	0.81%
Provision for credit losses as a % of average loans	(0.00)%	(0.03)%	0.01%	(0.04)%	(0.03)%	(0.01)%
Net charge-offs as a % of average loans	1.19%	0.86%	0.82%	0.64%	0.60%	0.68%
Allowance for loan losses as a % of period-end loans	1.56%	1.45%	1.40%	1.38%	1.36%	1.40%
Allowance for credit losses as a % of period-end loans	1.64%	1.53%	1.49%	1.47%	1.46%	1.49%
Allowance for loan losses as a % of nonperforming loans	175.17%	151.35%	198.76%	264.45%	268.52%	198.76%
Allowance for credit losses as a % of nonperforming loans	184.71%	159.93%	211.38%	281.28%	288.50%	211.38%

Asset Quality

Impaired loans:
Nonaccrual	$48,563	$54,070	$40,195	$29,245	$26,702	$40,195
Other nonperforming loans:
Nonaccrual	14,929	16,134	12,007	9,328	9,884	12,007

Total nonperforming loans	63,492	70,204	52,202	38,573	36,586	52,202

Other real estate (“ORE”)	9,859	6,039	5,324	4,918	5,053	5,324

Total nonperforming assets (“NPAs”)	$73,351	$76,243	$57,526	$43,491	$41,639	$57,526

NPAs as % of period-end loans + ORE	1.03%	1.04%	0.77%	0.59%	0.57%	0.77%

Past due 90 days or more & accruing interest	$22,129	$18,602	$23,928	$16,241	$10,654	$23,928

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL
(Unaudited)
(Dollars in thousands)

	2009	2009	2008	2008	2008
QUARTERLY OTHER INCOME DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Trust department income	$5,438	$4,790	$5,291	$5,562	$5,824
Service charges on deposits	15,853	14,163	15,450	16,648	16,028
Credit card fees	11,668	11,084	11,667	12,084	12,146
ATM and other service fees	2,839	2,606	2,613	2,717	2,770
Bank owned life insurance income	2,985	3,015	2,451	3,139	3,217
Investment services and insurance	2,270	2,918	1,949	2,899	2,790
Investment securities gains, net	1,178	—	1,555	—	47
Loan sales and servicing income	3,791	2,335	2,294	1,370	1,885
Gain on Visa Inc.	—	—	5,768	—	—
Gain on post medical retirement curtailment	—	9,543	—	—	—
Other operating income	4,823	4,734	3,757	2,610	4,051

Total Other Income	$50,845	$55,188	$52,795	$47,029	$48,758

	2009	2009	2008	2008	2008
QUARTERLY OTHER EXPENSES DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Salaries, wages, pension and employee benefits	$44,125	$42,682	$46,991	$45,043	$44,364
Net occupancy expense	5,858	6,871	5,950	5,741	6,204
Equipment expense	6,212	5,797	6,139	5,962	5,842
Taxes, other than federal income taxes	1,631	1,626	1,463	1,714	1,701
Stationery, supplies and postage	2,051	2,275	2,458	2,347	2,242
Bankcard, loan processing and other costs	7,862	7,842	7,359	7,497	7,356
Advertising	1,887	1,971	1,863	2,476	2,489
Professional services	2,856	3,480	3,261	3,966	2,581
Telephone	997	1,014	978	956	994
Amortization of intangibles	87	87	87	86	177
Other operating expense	16,998	9,558	11,691	4,821	6,600

Total Other Expenses	$90,564	$83,203	$88,240	$80,609	$80,550

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail
(Unaudited)
(Dollars in thousands)

	Quarters ended		Year ended	Six months ended
	June 30,		December 31,	June 30,
	2009	2008	2008	2009	2008
Allowance for loan losses — beginning of period	$106,257	$94,411	$94,205	$103,757	$94,205
Loans charged off:
Commercial	10,130	3,718	16,318	14,684	7,171
Mortgage	1,315	1,229	4,696	2,238	2,509
Installment	7,487	5,620	24,740	15,925	11,624
Home equity	1,497	1,226	4,153	3,032	2,292
Credit cards	3,696	2,500	9,821	6,663	4,793
Leases	3	—	26	3	—
Overdrafts	598	537	2,634	1,117	1,110

Total	24,726	14,830	62,388	43,662	29,499

Recoveries:
Commercial	207	1,032	2,388	431	1,754
Mortgage	193	7	76	219	39
Installment	2,022	2,099	7,071	4,423	3,841
Home equity	111	142	851	196	242
Credit cards	388	557	1,831	775	1,016
Manufactured housing	32	54	247	85	126
Leases	42	31	104	47	69
Overdrafts	175	171	769	365	360

Total	3,170	4,093	13,337	6,541	7,447

Net charge-offs	21,556	10,737	49,051	37,121	22,052
Provision for loan losses	26,521	14,565	58,603	44,586	26,086

Allowance for loan losses — end of period	$111,222	$98,239	$103,757	$111,222	$98,239

Average loans outstanding	$7,246,752	$7,140,627	$7,203,946	$7,313,516	$7,082,279

Ratio to average loans:
(Annualized) net charge-offs	1.19%	0.60%	0.68%	1.02%	0.63%

Provision for loan losses	1.47%	0.82%	0.81%	1.23%	0.74%

Loans outstanding — period-end	$7,145,146	$7,240,882	$7,425,613	$7,145,146	$7,240,882

Allowance for credit losses:	$117,276	$105,549	$110,345	$117,276	$105,549

As a multiple of (annualized) net charge-offs	1.36	2.44	2.25	1.57	2.38

Allowance for loan losses:
As a percent of period-end loans outstanding	1.56%	1.36%	1.40%	1.56%	1.36%

As a multiple of (annualized) net charge-offs	1.29	2.27	2.12	1.49	2.22